Exhibit 99.1

Ready - to - drink (“RTD”) Tea - Non - Alcohol RTD Tea Segment Highlights: • Premium liquid brewed from real tea • Hard yards completed, significant capital invested to date, distribution expanding rapidly, company at inflection point • Entering gallons market - less competition/category dominated by Arizona • Distributed in only 10 states - 40 to go • A 2 % national market share equates to $106mm in annual revenue¹ • Distributed in over 30 Northeast regional chains that include leading supermarkets , grocery and convenience stores, as well as wholesalers Beverage made - in - America , premium iced tea offered at an affordable price; cane sugar and Non - GMO BRAND globally recognized name ‘Long Island’, potential to expand into other product offerings CONSUMER inspires refreshment, sunny days and relaxation associated with summer and the beach MARKETING Drawing upon the equity of the legendary cocktail and geographic region 0 10,000 20,000 30,000 40,000 50,000 1/3/15 2/3/15 3/6/15 4/6/15 5/7/15 6/7/15 7/8/15 Long Island Iced Tea Arizona Honest Tea Gold Peak Sweet Leaf Key Metrics²: • 2015E net sales of $ 1.9mm • 2015E case volume of 333,000 • YoY Q4 2015E net sales growth of 113% • The 4th most popular iced tea brand among all A&P locations A&P Unit Sales by Week³: INVESTMENT THESIS: TAKE ADVANTAGE OF MARKET SHIFT AWAY FROM CARBONATED SOFT DRINKS TAKE ADVANTAGE OF MARKET SHIFT AWAY FROM BEER $5.3bn non - alcohol RTD tea growing at 10% annually over the next five years¹ Alcohol growth from consumers switching from beer to premixed drinks RTD Tea Product Positioning: (1) Source: IBISWorld Industry Report OD4297: RTD Tea Production in the US (2) Estimated 2015 results may differ from actual results that the Company reports following completion of its audit and other financial and accounting procedures; case figures calculated from typical selling price using 12 pack 20 ounce bottle equivalents (3) Note: Graph excludes top two brands of Snapple and Lipton Pure Leaf Source: 1010data (Based on A&P Data ) Current YE 2016 YE 2017 Geographic Expansion

Alcohol corporate 2H 2015 1H 2016 2H 2016 Research Product Design Gallon Expansion Distributor Engagement Regulatory Approvals Manufacturing First Product & State Launch Marketing Program Nationwide Expansion Key Executives: • PHILIP THOMAS (Founder & CEO) - Over 20 years of beverage experience • JULIAN DAVIDSON (Senior Consultant) - 25 years in alcoholic beverage industry, including CEO of Independent Liquor NZ • PETER DYDENSBORG (COO) - Over 30 years of experience in the distribution and building of brands within large corporations • JOSEPH CARAMELE (VP, Sales & Marketing) - 10 years of iced tea experience with Arizona Beverages, most recently as Executive National Sales Director Alcohol Segment Highlights: • Alcohol extensions planned: Long Island Iced Tea , RTD, Ready - to - Pour (“RTP”), Beer, Cider , Wines • $215bn U.S. alcohol market growing at a 3.6% CAGR over past 4 years • 8.7% recent CAGR growth in RTD and RTP categories • RTD and RTP market exceed $5bn and over 2.5% of total alcohol market • Millennials increasingly moving away from beer in favor of wine and spirits • Beer cited as “Favorite Alcoholic Beverage” is falling among general population and with millennials Corporate Highlights: • High quality management - entrepreneur, consumer brands and int’l alcohol • Potential corporate shift to ‘The Original Long Island Company’ to reflect heritage position, and provide umbrella for alcoholic and non - alcoholic brands • Publicly listed on OTC (Ticker: LTEA), with potential NASDAQ up - listing in 2H 2016 • Experienced Advisory Board to help execute strategy Non - Alcohol A lcohol M&A Bus. Dev. $187 $191 $201 $208 $215 $180 $190 $200 $210 $220 2010 2011 2012 2013 2014 Existing reach of non - alcohol iced tea 2.2bn gallons Additional reach with alcohol 9.4bn gallons Combined potential reach 11.6bn gallons Total U.S. Sales of Alcohol Drinks ($ bn ) : Sources : Beverage Information Group 2013 Handbook; Euromonitor “Alcoholic Drinks in the U.S.” June 2015; Morgan Stanley Research “Global Beverages: US Beer Alphawise Survey” (May 17, 2015) Proposed Capital Deployment: Alcohol Alcohol Alcohol Alcohol Alcohol Alcohol Non - alcohol Alcohol Non - alcohol CONTACT: Philip Thomas 1 - 855 - 542 - 2832 info@longislandteas.com For more information about the Company, please visit www.longislandicedtea.com/investors